                          DOMINION INSIGHT GROWTH FUND
                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1996


DOMINION INSIGHT GROWTH FUND
A SERIES OF DOMINION FUNDS, INC.

To Our Shareholders:

        Enclosed is the semi-annual report for the Fund.

        Clearly, the small and mid-cap markets have experienced volatility and excessive selling pressure since July, 1996 and the favor has been towards the
S&P 500.   We believe it is a matter of time before smaller issues wrest market leadership from larger ones. Fourth Quarter earnings releases for those reporting were very strong. Current year earnings growth estimates for the companies we follow have had to be revised significantly upward to 44%. Meanwhile, the stocks combined are trading at a price-to-earnings (P/E) ratio of about 30. This means for a fractionally higher multiple than the S&P 500, you can pick up the basket of stocks we are holding and get seven times as much potential growth. Combine this with a positive investment backdrop, and it is not hard to see why we are bullish on 1997 and beyond.

        In the short term, we may still see a drawdown in the NASDAQ Composite Index of an additional 4-6% from today=s closing price. Yet, as we have experienced in the past, when small and mid-cap stocks are recognized, the result is almost always quick and dramatic. A couple of years of underperformance can be made up in just one or two quarters. This gives an investor very little time to react. The key is to be disciplined and willing to wait for the next explosion in this segment of the market to take place.

        Thank you for your continued confidence in the Fund. If ever there was a time for patience and dollar cost averaging, we believe this is it.


                      /s/ DOUGLAS W. POWELL         /s/ C. DEWEY ELLIOTT, III

December 31, 1996     Douglas W. Powell             C. Dewey Elliott, III
                      Chairman of the Board         President
                      CEO

                          Dominion Insight Growth Fund
                           Investments in Securities
                               December 31, 1996

Common Stocks - 98.7%                             Shares            Value
------------------------                          ------            -----
Aerospace/Defense Equipment - - 3.18%
     SBS Technologies *                           22,850          $ 845,450

Bldg - Constr Prod/Misc - - 1.91%
     Apogee Entr *                                12,750            506,813

Computer -  Local Network - - 5.8%
     3 Com *                                      10,600            777,775
     Ascend Comm *                                12,300            764,138

Computer - Memory Devices - - 3.85%
     Western Digital *                            18,000          1,023,750

Computer - Mini/Micro - - 5.02%
     Compaq Computer *                             6,500            482,625
     Gateway 2000 Inc *                           15,900            851,644

Computer - Peripheral Equipment - - 6.57%
     Amer. Power Conv *                           41,800          1,139,050
     Encad *                                      14,750            608,438

Computer - Software - - 19.6%
     Aspen Tech Inc. *                            12,440            998,310
     Clarify Inc *                                11,450            549,600
     Compuware Corp *                             20,100          1,007,513
     McAfee Associates *                          12,950            569,800
     Microsoft  Corp *                            12,000            991,500
     PeopleSoft Inc *                             22,800          1,092,975

Elec - Misc Components - - 1.8%
     Act Mfg Inc *                                18,100            477,388

Elec - Semiconductors - - 16.3%
     Altera Corp *                                11,300            821,369
     Intel Corp *                                  9,450          1,237,359
     Jabil Circuit Inc *                          24,700            988,000
     Uniphase Corp *                              12,500            656,250
     VLSI Technology *                            26,450            631,494

                          Dominion Insight Growth Fund
                           Investments in Securities
                               December 31, 1996


Common Stocks                                      Shares            Value
---------------------                         ---------------   --------------
Energy - Alternate Source - - 2.78%
     AES Corp *                                   15,900        $    739,350

Medical - Ethical Drugs - - 1.95%
     Medicis Pharm Cl A *                         11,800             519,200

Oil & Gas Drilling - - 4.11%
     Cliffs Drilling Co *                         10,700             676,775
     Marine Drilling *                            60,900             414,881

Oil & Gas -- U.S. Exploration
               and Production - - 4.23%
     Forcenergy Gas Expltn *                      31,000           1,123,750

Retail - Mail Order and Direct - - 4.57%
     Black Box Corp *                             29,450           1,214,813

Retail/Wholesale Computer - - 4.08
     Dell Computer *                              20,400           1,083,750

Telecommunications - Equipment - - 13.03%
     ADC Telecom's *                              27,200             846,600
     Bright Point, Inc *                          28,500             847,875
     Davox Corp *                                 16,100             664,125
     Tellabs Inc *                                29,400           1,106,172
                                                                ------------

Total Investments in Securities - - 98.7%                       $ 26,258,532
                                                                ============

Cost--($23,354,436)

Note:  *Presently not paying dividend income.

        Percentage of investments as shown is the ratio of the total market value to total assets.

                          DOMINION INSIGHT GROWTH FUND
                      Statement of Assets and Liabilities
                               December 31, 1996
                                  (unaudited)


     Assets
     ------

              Investments in securities, at value             $   26,258,532
                  (identified cost of $23,354,436)
              Cash                                                   195,655
              Receivables
                     Capital shares                                  181,346
                     Interest                                          2,013
              Organization costs, net                                  4,738
                                                              --------------

                              TOTAL ASSETS                        26,642,284
                                                              --------------

     Liabilities
     -----------

              Payables
                     Administrative fee                               28,215
                     Investment advisory fee                          22,864
                                                              --------------


                              TOTAL                                   51,079
                                                              --------------


     Net Assets                                               $   26,591,205
     ----------                                               ==============


              Shares outstanding                                   1,669,500

              Net asset value and offering price per share

                     Net asset value per share                         15.93
                     Offering price per share                          16.51




  The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                            Statement of Operations
                   For The Six Months Ended December 31, 1996
                                  (unaudited)


   Investment income
   -----------------

            Income

                  Dividends                                      $      9,083
                  Interest                                             23,200
                                                                 ------------
                              Total Investment Income                  32,283
                                                                 ------------



            Expenses
                  Investment advisory fee                             138,568
                  Administrative fee                                  173,210
                  Amortization                                          4,810
                                                                 ------------


                              Total Expenses                          316,588
                                                                 ------------

            Net Investment Loss                                      (284,305)
                                                                 ------------


   Realized and unrealized gain on investments
   -------------------------------------------

            Net realized gain on investments in securities           (229,703)
            Net change in unrealized appreciation of               (1,511,184)
                                                                 ------------

              investments in securities

            Net loss on investments                                (1,740,887)
                                                                 ------------

            NET DECREASE IN NET ASSETS FROM OPERATIONS           $ (2,025,192)
                                                                 ============





 The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                       Statement of Changes in Net Assets
                   For The Six Months Ended December 31, 1996
                                  (unaudited)


   Change in net assets from operations
   ------------------------------------

            Net investment loss                                    $   (284,305)

            Net realized loss on investments                           (229,703)
            Change in unrealized appreciation                        (1,511,184)
                                                                   ------------
                 Net decrease in net assets from
                  operations                                         (2,025,192)

   Capital share transactions                                         3,349,357
   --------------------------

   Shareholder distributions                                         (2,641,139)
   -------------------------                                       ------------


                 Total Increase                                      (1,316,974)


   Net assets
   ----------

            Beginning of period                                      27,908,179
                                                                   ------------
            END OF PERIOD (including undistributed                 $ 26,591,205
                 investment loss of $946,828)                      ============





   The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                              Financial Highlights

                                                                 Six Months Ended          Year Ended
                                                                   12/31/96                06/30/96
                                                                   (unaudited)
    Per Share Income and Capital Changes                             (1)(2)                   (2)
    for a Share Outstanding During the Period:                   ----------------         -----------

       Net asset value, beginning of period                         $     19.04        $     13.53
                                                                    -----------        -----------

    Income From Investment Operations:

       Net investment loss                                                (0.19)             (0.34)

       Net realized and unrealized gains
         (losses) on securities                                           (1.16)              7.39
                                                                    -----------        -----------

       Total from investment operations                                   (1.35)              7.05
                                                                    -----------        -----------

    Less Distributions:


       Dividends from net investment income                                   0                  0
       Distributions from net realized gains                              (1.76)             (1.54)
       Returns of capital                                                  0.00                  0
                                                                    -----------        -----------
       Total distributions                                                (1.76)             (1.54)
                                                                    -----------        -----------

       Net asset value, end of period                               $     15.93        $     19.04
                                                                    ===========        ===========

    Total return (3) (4)                                                 (14.73%)            54.32%
                                                                    ===========        ===========


    Ratios to Average Net Assets/Supplemental Data:
       Net assets, end of period (in thousands)                     $    26,591         $   27,908


       Ratio of expenses to average net assets                             1.19%              2.31%

       Ratio of net investment loss to average net assets                  1.07%              2.03%

       Portfolio turnover rate                                           154.00%            172.87%

       (1) Other than total return, financial highlights have not been annualized.
       (2) Per share information has been calculated using the average number of shares outstanding.
       (3) Total return does not reflect the deduction of the sales load and, if reflected, the load would reduce the performance quoted. The performance data presented represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.
       (4) Total return is annualized, and net of capital gains distribution, if any.

   The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                         Notes to Financial Statements


Note 1-Summary of Significant Accounting Policies

       Organization and Nature of Operations

       Dominion Insight Growth Fund (the "Fund") is a separate series of shares of common stock of Dominion Funds, Inc. (the "Company"). The Company was incorporated in the State of Texas on June 5, 1992. The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was October 27, 1992. The primary investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.


       Use of Estimates in the Preparation of Finacial Statements

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Security Valuation

       Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

       Security Transactions and Related Investment Income

       The Company follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized security gains and losses are reported on an identified cost basis.

                          DOMINION INSIGHT GROWTH FUND
                         Notes to Financial Statements


Note 1-Summary of Significant Accounting Policies, continued

Cash

       Cash is held in a credit interest account at May Financial
       Corporation, a member of the Chicago Stock Exchange, Inc., bearing interest at a variable rate. At December 31, 1996, the interest rate was 4.5%.

       Organization Costs

       Organization costs have been capitalized and are being amortized on a straight-line basis over a period of five years. If any of the initial shares are redeemed before all the organizational costs have been amortized, the proceeds will be reduced by the redeemed share's pro rata share of the then-unamortized organization costs, in the same proportion as the number of shares redeemed bears to the total number of initial shares outstanding.

       Income Taxes

       The Fund intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the Fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any.

       Net investment income, net realized gains and the cost of investments in securities may differ for financial statement and tax purposes because of book-to-tax differences. The character of distributions from net investment income or net realized gains may therefore differ from their ultimate characterization for federal income tax purposes. At December 31, 1996, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

       Income and Capital Gains Distributions

       It is the policy of the Fund to generally pay annual distributions from net investment income and make distributions of any realized capital gains as required by law. These dividends are recorded on the ex-dividend date, and are reinvested in additional shares of the Fund at net asset value or are payable in cash without any charge to the shareholder.

                          DOMINION INSIGHT GROWTH FUND
                         Notes to Financial Statements


Note 2-Capital Share Transactions

       There were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series and the balance is unclassified. As of December 31, 1996, capital paid-in aggregated $24,861,911.

       Transactions in capital stock for the six months ended December 31, 1996 were as follows:

                                               Shares                Amount
                                              --------           -------------
      Shares sold                             286,020            $   4,962,406
      Shares issued in reinvestment
      of dividends                            152,678                2,508,498
                                              -------                ---------
                                              438,698            $   7,470,904

      Shares redeemed                         234,719                4,121,547
                                              -------            -------------
      Net increase                            203,979            $   3,349,357
                                              ========           =============

Note 3-Distribution To Shareholders

       On November 29, 1996, a distribution of $1.76 aggregating $2,641,139 was declared from net realized gains from investment transactions. The dividend was paid on December 2, 1996, to all shareholders of record on November 29, 1996.

Note 4-Investment Transactions

       Purchases of investment securities and sales of investment securities (excluding short-term securities) for the six months ended December 31, 1996 were $41,971,132 and $40,599,964, respectively, for common stocks. The cost of securities for federal income taxes is the same as that shown in the schedule of investments. Net loss on investments for the six months ended December 31, 1996, was $229,703. All security transactions were in long transactions. As of December 31, 1996, the aggregate gross unrealized appreciation and depreciation of securities was as follows:

                 Unrealized appreciation                   $  3,838,301
                 Unrealized depreciation                       (934,205)
                                                           ------------

                    Net unrealized appreciation            $  2,904,096
                                                           ============

                          DOMINION INSIGHT GROWTH FUND
                         Notes to Financial Statements



Note 5-Investment Advisory Fees and Other Agreements and Transactions with Affiliates

       The Fund has an Investment Advisory Agreement (the "Advisory Agreement") with Insight Capital Management, Inc. (the "Advisor") to act as its investment advisor. The Advisor also serves as investment advisor to certain private accounts. The Advisor provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

       The Fund has an Administration Agreement with Dominion Institutional Services Corporation (the "Administrator"). Pursuant to the Administration Agreement, and subject to the authority of the Board of Directors of the Company, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

       The Fund has entered into a Distribution Agreement with Dominion Capital Corporation (the "Distributor") pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor the sales charges. Sales charges received by the Distributor for Fund shares sold for the six months ended December 31, 1996 were approximately $128,000.

       During the six months ended December 31, 1996, all orders for the Fund's portfolio securities transactions were placed through the Distributor, and it is expected that the Advisor will continue to place such orders with the Distributor. Commissions received by the Distributor for executing portfolio transactions for the six months ended December 31, 1996 were approximately $229,700.

       Certain directors and officers of the Company are also directors, officers, and/or employees of the Administrator and the Distributor.

                          DOMINION INSIGHT GROWTH FUND
                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1996

                                    Officers
                                    --------
                               Douglas W. Powell
                      Chairman and Chief Executive Officer
                             C. Dewey Elliott, III
                                   President

                                   Directors
                                   ---------
                               Douglas W. Powell
                             C. Dewey Elliott, III
                              Robert H. Spiro, Jr.
                              Peter R. Goldschmidt
                              Allen B. Clark, Jr.

                               Investment Advisor
                               ------------------
                        Insight Capital Management, Inc.
                     1656 North California Blvd., Suite 300
                             Walnut Creek, CA 94696

                                 Administrator
                                 -------------
                  Dominion Institutional Services Corporation
                           5000 Quorum Dr., Suite 620
                                Dallas, TX 75240

                                  Distributor
                                  -----------
                          Dominion Capital Corporation
                           5000 Quorum Dr., Suite 620
                                Dallas, TX 75240

                                   Custodian
                                   ---------
                           May Financial Corporation
                          8333 Douglas Ave., Suite 400
                                Dallas, TX 75225

                                 Transfer Agent
                                 --------------
                              Fund Services, Inc.
                         1500 Forest Avenue, Suite 111
                               Richmond, VA 23229

                              Independent Auditors
                              --------------------
                              Kinder & Wyman, P.C.
                          Certified Public Accountants
                         511 E. John Carpenter Freeway
                                   Suite 200
                                Irving, TX 75062

                                 Legal Counsel
                                 -------------
                           Frederick C. Summers, III
                           A Professional Corporation
                                Attorney at Law
                              1400 St. Paul Place
                             750 N. St. Paul Street
                                Dallas, TX 75201